UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2015

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100
Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 29, 2015, Walter Investment Management Corp., a Maryland corporation (the “Company”), entered into a Rights Agreement, dated as of June 29, 2015 (as the same may be amended from time to time, the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”). On June 29, 2015, the Board of Directors of the Company authorized, and the Company declared, a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”). The dividend is payable on July 9, 2015 to the stockholders of record as of the close of business on July 9, 2015 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company, upon the terms and subject to the conditions set forth in the Rights Agreement, one one-thousandth of a fully paid non-assessable share of Junior Participating Preferred Stock, par value $0.01 per share (the “Junior Preferred Stock”), of the Company at a price of $74.16 (as the same may be adjusted, the “Purchase Price”). The description and terms of the Rights are set forth in the Rights Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Rights Agreement.

Until the close of business on the earlier of (i) the tenth day after the first date of a public announcement that a Person (other than an Exempted Entity (as defined below)) or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other (an “Acquiring Person”) has acquired beneficial ownership of shares of Common Stock (which includes for this purpose stock referenced in derivative transactions and securities) having 20% or more of the total voting power of all shares of Common Stock then outstanding or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other becomes an Acquiring Person) after the date of commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a Person (other than an Exempted Entity) or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other of shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding (the earlier of such dates being herein referred to as the “Distribution Date”), the Rights will be represented by the balances indicated in the book-entry account system of the transfer agent for the Common Stock registered in the names of the holders of the Common Stock. A Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other that beneficially owns shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding upon the adoption of the Rights Agreement will not be considered an Acquiring Person unless and until such Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other acquires beneficial ownership of additional shares of Common Stock after the first public announcement of the adoption of the Rights Agreement (other than pursuant to a dividend or distribution paid in shares of Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless upon becoming a beneficial owner of such additional shares of Common Stock, such Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other is not then a beneficial owner of shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding. No Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other shall be deemed an Acquiring Person solely as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other such that such Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other beneficially owns shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding, provided, however, that (subject to the terms and conditions set forth in the Rights Agreement) such Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other does not thereafter become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock).

“Exempted Entity” shall mean (1) the Company, (2) any Subsidiary of the Company (in the case of subclauses (1) and (2) including, without limitation, in its fiduciary capacity), (3) any employee benefit plan of the Company or of any Subsidiary of the Company, or (4) any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), the transfer of any shares of Common Stock outstanding as of the Record Date, even without a notation incorporating the Rights Agreement by reference or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock as represented by the balances indicated in the book-entry account system of the transfer agent for Common Stock registered in the names of holders of Common Stock. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on June 29, 2016, unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

The Purchase Price payable, and the number of shares of Junior Preferred Stock or other securities or property issuable, upon exercise of the Rights and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Junior Preferred Stock, (ii) upon the grant to holders of the Junior Preferred Stock of certain rights or warrants to subscribe for or purchase Junior Preferred Stock at a price, or securities convertible into Junior Preferred Stock with a conversion price, less than the then-current market price of the Junior Preferred Stock or (iii) upon the distribution to holders of the Junior Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Junior Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Junior Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Junior Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1 per share and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of a liquidation, dissolution or winding up of the Company, the holders of the Junior Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate 1,000 times the payment made per share of Common Stock. In general, each share of Junior Preferred Stock will vote together with the Common Stock and any other class or series of capital stock of the Company entitled to vote, on all matters submitted to a vote of the stockholders of the Company. Each share of Junior Preferred Stock will have 1,000 votes on all matters upon which the holders of Common Stock are entitled to vote. The holders of the Junior Preferred Stock, voting as a separate class, shall be entitled to elect two directors if dividends on the Junior Preferred Stock are in arrears in an amount equal to six quarterly dividends thereon; provided, further, that such directors shall hold office until the next annual meeting of stockholders of the Company and until their successors are elected and qualify or until the next arrearage is fully repaid. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Junior Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

Because of the nature of the Junior Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Junior Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

If any Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other becomes an Acquiring Person, each holder of a Right, other than Rights that have become void (as described below), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price in accordance with the Rights Agreement and in lieu of one one-thousandth of a share of Junior Preferred Stock, that number of shares of Common Stock having a market value of two times the Purchase Price. Notwithstanding the foregoing, following the time any Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other becomes an Acquiring Person, all Rights that are, or under certain circumstances specified in the Rights Agreement were, beneficially owned by any Acquiring Person will be null and void.

If, after a Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights that have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the Person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.

At any time after any Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of beneficial ownership of shares of Common Stock having 50% or more of the total voting power of all shares of Common Stock then outstanding or the occurrence of an event described in the prior paragraph, the Board of Directors may exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Junior Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Junior Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Junior Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Junior Preferred Stock on the last Trading Day prior to the date of exercise.

At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Board of Directors may, except with respect to a decrease in the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Board of Directors may, except with respect to a decrease in the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person or a holder whose Rights have become void).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement and a copy of the Articles Supplementary for the Junior Preferred Stock (the “Articles Supplementary”) are filed as Exhibits 4.1 and 3.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing summary description of the Rights Agreement and the Rights, including the terms of the Junior Preferred Stock, does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement and the Articles Supplementary.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on June 29, 2015, the Company filed the Articles Supplementary with the State Department of Assessments and Taxation of Maryland. The Articles Supplementary became effective on June 29, 2015.

The summary of the rights, powers, and preferences of the Junior Preferred Stock set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.03. A copy of the Articles Supplementary is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 29, 2015, the Company issued a press release announcing the declaration of the dividend of Rights and the adoption of the Rights Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Articles Supplementary for the Junior Participating Preferred Stock of the Company, effective June 29, 2015.

4.1	Rights Agreement, dated as of June 29, 2015, between Walter Investment Management Corp. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Articles Supplementary for the Junior Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Form of Summary of Rights as Exhibit C.

99.1	Press Release of Walter Investment Management Corp. issued on June 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

DATED: June 30, 2015	By:	/s/ Denmar J. Dixon
Denmar J. Dixon
Vice Chairman of the Board, Executive Vice President and Chief Investment Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles Supplementary for the Junior Participating Preferred Stock of the Company, effective June 29, 2015.

4.1	Rights Agreement, dated as of June 29, 2015, between Walter Investment Management Corp. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Articles Supplementary for the Junior Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Form of Summary of Rights as Exhibit C.

99.1	Press Release of Walter Investment Management Corp. issued on June 29, 2015.